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Exhibit 10.7 (c)
February 14, 2006
REB Ltd.
12th Place, LLC
123 N, Centennial Way
Suite 112
Mesa, AZ 85201
Attention:           Carolyn Weber. Real Estate Portfolio Manager
Ladies and Gentlemen:
Pursuant to Paragraph 55 of the Lease dated December 12, 1990 between NZ Properties, Inc. (as Lessor) and Neltec, Inc. (as Lessee) for the premises commonly known as 1420 West 12th Place, Tempe, Arizona 85281, Neltec, Inc. hereby notifies REB Ltd. and 12th Place, LLC that it is exercising its option to renew the Lease for a period of five (5) years commencing on June 1, 2006 and ending on May 31, 2011.
Please advise us as to the amount of the rental adjustment applicable to the renewal period once you are able to make that determination following the availability of the appropriate information. Until such time as we receive such notification, we will continue to pay monthly rental in the same amount presently in effect.
Please call the undersigned to discuss any questions pertaining to this renewal.
Sincerely,
NELTEC, INC.
Patrick T. Crowley
President
PTC/seg/el
cc/Steve Gilhuley, Park Electrochemical Corp.